                                                                   Exhibit 99.2

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         On March 27, 2000, Liberate Technologies ("Liberate" or the "Company") entered into a Plan and Agreement of Reorganization (the "MoreCom Merger") to acquire via merger MoreCom, Inc. ("MoreCom") for approximately 8,030,059 shares of Liberate's common stock. The MoreCom Merger closed on June 22, 2000, and will be accounted for as a purchase.

         On March 2, 2000, Liberate acquired SourceSuite LLC ("SourceSuite"), which owned and operated the Virtual Modem business of Source Media, Inc. for approximately 1,772,000 shares of Liberate's common stock and cash of approximately $12.6 million (the "Virtual Modem Merger"). The historical financial statements of SourceSuite LLC, along with the pro forma condensed combined financial statements reflecting the Virtual Modem Merger, are included in Liberate's form S-1 Registration Statement that was filed with the Securities and Exchange Commission on February 17, 2000.

         The following unaudited pro forma condensed combined financial statements give effect to both mergers and should be read in conjunction with the historical financial statements and accompanying notes for Liberate, SourceSuite and MoreCom, which are incorporated by reference or included elsewhere herein.

         The unaudited pro forma condensed combined statements of operations give effect to both mergers as if the acquisitions were consummated as of the beginning of each of the periods presented. The unaudited pro forma condensed combined statement of operations for the year ended May 31, 1999, combines the Company's statement of operations for the year ended May 31, 1999, with SourceSuite's and MoreCom's unaudited statement of operations for the twelve months ended May 31, 1999. The unaudited pro forma condensed combined statement of operations for the nine months ended February 29, 2000, combines the Company's statement of operations for the nine months ended February 29, 2000 with the same period for SourceSuite and MoreCom. Such statements of operations do not include the estimated effect of the approximately $1.8 million nonrecurring charge for the write off of in-process research and development costs acquired as part of the MoreCom Merger or the $22 million write-off of in-process research and development costs acquired as part of the Virtual Modem merger. These amounts will be written off in the quarter during which the respective merger closed. The unaudited pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated as of February 29, 2000.

         The purchase price allocation and pro forma adjustments for the MoreCom Merger reflected in the accompanying pro forma condensed combined financial statements are based upon currently available information and upon certain assumptions that we believe are reasonable. There can be no assurances that the actual effect will not differ significantly from the pro forma adjustments reflected in the pro forma condensed combined financial statements presented.

         This method of combining the historical financial statements for the preparation of the pro forma condensed combined financial statements is for presentation only. Actual statements of operations of the companies will be combined from the closing date with no retroactive restatements. The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations that would have been reported had either merger occurred on the dates indicated, nor do they represent a forecast of the combined financial position or results of operations for any future period.

                                                                Exhibit 99.2 (1)

LIBERATE, SOURCESUITE AND MORECOM
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR NINE MONTHS ENDED FEBRUARY 29, 2000
(in thousands except share data)

                                                                                                                      LIBERATE AND
                                                                                                                       SOURCESUITE
                                                                                                   PRO FORMA            PRO FORMA
                                                     LIBERATE               SOURCESUITE           ADJUSTMENTS           COMBINED
                                                   ------------            ------------           ------------       -------------
REVENUES:
   License and other.........................        $ 6,525                $      -              $      -           $   6,525
   Development funds from SourceMedia LLC....              -                   1,080                (1,080)(a)
   Service...................................         12,368                       -                                    12,368
                                                   ------------            ------------                              -------------
       Total Revenue.........................         18,893                   1,080                                    18,893
                                                   ------------            ------------                              -------------
COST OF REVENUES:
   License and other.........................          1,618                       -                                     1,618
   Service...................................         15,269                       -                                    15,269
                                                   ------------            ------------                              -------------
       Total Cost of Revenue.................         16,887                       -                                    16,887
                                                   ------------            ------------                              -------------

GROSS MARGIN.................................          2,006                   1,080                                     2,006
                                                   ------------            ------------                              -------------

OPERATING EXPENSES:
   Research and development..................         21,275                     821                                    22,096
   Sales and marketing.......................         12,118                       -                                    12,118
   General and adminstrative.................          5,550                     373                                     5,923
   Amortization of purchase intangibles......          4,563                     671                48,000 (b)          53,234
   Amortization of warrants..................          5,092                       -                                     5,092
   Amortization of deferred stock
   compensation..............................          1,547                       -                                     1,547
                                                   ------------            ------------                              -------------
       Total operating expenses..............         50,145                   1,865                                   100,010
                                                   ------------            ------------                              -------------
       Loss from operations..................        (48,139)                   (785)                                  (98,004)
     Interest and other income, net..........          4,433                       -                                       -
                                                   ------------            ------------                              -------------
LOSS BEFORE INCOME TAX BENEFIT                       (43,706)                   (785)                                  (98,004)

INCOME TAX BENEFIT(PROVISION)................            (61)                      -                                       -
                                                   ------------            ------------                              -------------
NET LOSS.....................................       $(43,767)               $   (785)                                $ (98,004)
                                                   ============            ============                              =============

BASIC AND DILUTED NET LOSS PER SHARE.........         $(0.68)                                                        $   (1.48)
                                                   ============                                                      =============

SHARES USED TO IN COMPUTING
     BASIC AND DILUTED NET LOSS PER SHARE....         64,530                                         1,772 (d)          66,302
                                                   ============                                                      =============

PRO FORMA BASIC AND DILUTED NET
     LOSS PER SHARE.....................            $  (0.56)(c)                                                     $   (1.23)
                                                   ============                                                      =============

SHARES USED TO IN COMPUTING
     PRO FORMA BASIC AND DILUTED
     NET LOSS PER SHARE...............                77,776 (c)                                    1,772 (d)           79,548
                                                   ============                                                      =============


                                                                                                  TOTAL
                                                                          PRO FORMA             PRO FORMA
                                                    MORECOM               ADJUSTMENTS           COMBINED
                                                   ------------          ------------          --------------
REVENUES:
   License and other..................             $     -                 $       -            $    6,525
   Development funds from
   SourceMedia LLC....................                   -                                               -
   Service............................                   -                                          12,368
                                                   ------------                                 --------------
       Total Revenue..................                   -                                          18,893
                                                   ------------                                 --------------

COST OF REVENUES:
   License and other...................                  -                                           1,618
   Service.............................                  -                                          15,269
                                                   ------------                                 --------------
       Total Cost of Revenue...........                  -                                          16,887
                                                   ------------                                 --------------

GROSS MARGIN...........................                  -                                           2,006
                                                   ------------                                 --------------

OPERATING EXPENSES:
   Research and development............              2,150                                          23,425
   Sales and marketing.................                 -                                          12,118
   General and adminstrative...........              1,623                                           7,173
   Amortization of purchase intangibles..                -                130,000 (b)              134,563
   Amortization of warrants..............                -                                           5,092
   Amortization of deferred stock
   compensation..........................                -                                           1,547
                                                   ------------                                 --------------
       Total operating expenses..........               3,773                                      183,918
                                                   ------------                                 --------------
       Loss from operations..............              (3,773)                                    (181,912)
     Interest and other income, net......                 137                                        4,570
                                                   ------------                                 --------------
LOSS BEFORE INCOME TAX BENEFIT                         (3,636)                                    (177,342)
INCOME TAX BENEFIT(PROVISION)............                   -                                          (61)
                                                   ------------                                 --------------
NET LOSS.................................             $(3,636)                                  $ (177,403)
                                                   ============                                 ==============
BASIC AND DILUTED NET LOSS PER
     SHARE...............................                                                       $    (2.39)
                                                                                                ==============
SHARES USED TO IN COMPUTING
     BASIC AND DILUTED NET LOSS
     PER SHARE...........................                                   8,030 (e)               74,332
                                                                                                ==============
PRO FORMA BASIC AND DILUTED NET
     LOSS PER SHARE......................                                                       $    (2.03)
                                                                                                ==============
SHARES USED TO IN COMPUTING
     PRO FORMA BASIC AND DILUTED
     NET LOSS PER SHARE..................                                    8,030 (e)               87,578
                                                                                                ==============

(a) Elimination of revenues from SourceSuite that will not be part of the ongoing operations of the Virtual Modem business.
(b) Reflects amortization of the acquired intangibles over an estimated life of three years.
(c) Pro Forma shares assume that convertible preferred shares and convertible long-term debt were converted into common shares upon their original issuance date.
(d) Reflects the issuance of 1,772,000 shares of Liberate Common Stock.
(e) Reflects the issuance of 80,000 share of Liberate Common Stock.

                                                                Exhibit 99.2 (2)

LIBERATE, SOURCESUITE AND MORECOM
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1999
(in thousands except share data)

                                                                                                                      LIBERATE AND
                                                                                                                      SOURCESUITE
                                                                                                   PRO FORMA           PRO FORMA
                                                     LIBERATE              SOURCESUITE            ADJUSTMENTS           COMBINED
                                                   ------------            ------------           ------------       -------------
REVENUES:
   License and other......................         $  5,281                $      321             $   (321)(a)        $   5,281
   Development funds from
   SourceMedia LLC........................                -                     2,965               (2,965)(a)              -
   Service................................           12,032                       -                                      12,032
                                                   ---------               -----------                               -----------
       Total Revenue......................           17,313                     3,286                                    17,313
                                                   ---------               -----------                               -----------
COST OF REVENUES:
   License and other......................            2,279                       263                 (263)(a)            2,279
   Service................................            8,247                       -                                       8,247
                                                   ---------               -----------                               -----------
       Total Cost of Revenue..............           10,526                       263                                    10,526
                                                   ---------               -----------                               -----------

GROSS MARGIN.............................             6,787                     3,023                                     6,787
                                                   ---------               -----------                               -----------
OPERATING EXPENSES:
   Research and development..............            18,171                     2,635                                    20,806
   Sales and marketing...................            11,730                       -                                      11,730
   General and adminstrative.............             3,975                     2,236                                     6,211
   Amortization of purchase intangibles..             6,084                     2,290               61,730(b)            70,104
   Amortization of warrants..............                18                       -                                          18
   Amortization of deferred stock
   compensation..........................               507                       -                                         507
   Acquired in-process reasearch and
   development...........................                -                        -
                                                   ---------               -----------                               -----------
       Total operating expenses..........            40,485                     7,161                                   109,376
                                                   ---------               -----------                               -----------
       Loss from operations..............           (33,698)                   (4,138)                                 (102,589)
INTEREST AND OTHER INCOME
     (EXPENSE), net......................                59                    (1,178)               1,178(c)                59
                                                   ---------               -----------                               -----------
LOSS BEFORE INCOME TAX BENEFIT                      (33,639)                   (5,316)                                 (102,530)
INCOME TAX BENEFIT.......................               586                       -                                         586
                                                   ---------               -----------                               -----------
NET LOSS.................................          $(33,053)                 $ (5,316)                                $(101,944)
                                                   =========               ===========                                ==========
PREFERRED STOCK DIVIDENDS                               -                         328                 (328)(c)
BASIC AND DILUTED NET LOSS PER
     SHARE...............................          $ (56.60)                                                          $  (43.27)
                                                   =========                                                         ===========
SHARES USED IN COMPUTING
     BASIC AND DILUTED NET LOSS
     PER SHARE...........................               584                                          1,772(e)             2,356
                                                   =========                                                         ===========
PRO FORMA BASIC AND DILUTED NET
     LOSS PER SHARE......................          $  (0.58)(d)                                                       $   (1.75)
                                                   =========                                                         ===========
SHARES USED IN COMPUTING PRO
     FORMA BASIC AND DILUTED NET
     LOSS PER SHARE.....................             56,586(d)                                       1,772(e)            58,358
                                                   =========                                                         ===========


                                                                                                   TOTAL
                                                                        PRO FORMA                 PRO FORMA
                                                  MORECOM              ADJUSTMENTS                COMBINED
                                                 ----------            -----------               ----------

REVENUES:
   License and other.......................      $     -                                        $   5,281
   Development funds from
   SourceMedia LLC.........................            -                                              -
   Service.................................            -                                           12,03
                                                -----------                                   -----------
       Total Revenue.......................            -                                           17,313
                                                -----------                                   -----------
COST OF REVENUES:
   License and other.......................            -                                            2,279
   Service.................................            -                                            8,247
                                                -----------                                   -----------
       Total Cost of Revenue...............            -                                           10,526
                                                -----------                                   -----------
GROSS MARGIN...............................            -                                            6,787
                                                -----------                                   -----------
OPERATING EXPENSES:
   Research and development................          1,455                                         22,261
   Sales and marketing.....................            -                                           11,730
   General and adminstrative...............          1,011                                          7,222
   Amortization of purchase intangibles..              -                173,400(b)                243,504
   Amortization of warrants................            -                                               18
   Amortization of deferred stock
   compensation............................            -                                              507
   Acquired in-process reasearch and
   development.............................           -                                               -
                                                -----------                                   -----------
       Total operating expenses............         2,466                                         111,842
                                                -----------                                   -----------
       Loss from operations................        (2,466)                                       (105,055)
INTEREST AND OTHER INCOME
     (EXPENSE), net........................            54                                             113
                                                -----------                                   -----------
LOSS BEFORE INCOME TAX BENEFIT                      (2,412)                                      (104,942)
INCOME TAX BENEFIT........................             -                                              586
                                                -----------                                   -----------
NET LOSS...................................      $  (2,412)                                     $(104,356)
                                                ===========                                   ===========
PREFERRED STOCK DIVIDENDS
BASIC AND DILUTED NET LOSS PER
     SHARE.................................                                                       $(10.05)
                                                                                              ===========
SHARES USED IN COMPUTING
     BASIC AND DILUTED NET LOSS                                           8,030(e)                 10,386
     PER SHARE.............................                                                   ===========

PRO FORMA BASIC AND DILUTED NET                                                                 $   (1.57)
     LOSS PER SHARE........................                                                   ===========

SHARES USED IN COMPUTING PRO                                              8,030(e)                 66,388
     FORMA BASIC AND DILUTED NET                                                              ===========
     LOSS PER SHARE........................

(a) Elimination of revenues and cost of revenues from SourceMedia that will not be part of the ongoing operations of the Virtual Modem business.
(b) Reflects amortization of the acquired intangibles over an estimated life of three years.
(c) Elimination of SourceSuite income and expenses that do not relate to the ongoing Virtual Modem business.
(d) Pro forma shares assume that convertible preferred shares and convertible long-term debt converted into common shares upon their original issuance dates.
(e) Reflects the issuance of 1,772,000 shares of Liberate common stock for the Virtual Modem merger and 8,030,059 shares of Liberate common stock for the MoreCom merger.

                                                                Exhibit 99.2 (3)

LIBERATE, SOURCESUITE AND MORECOM
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF FEBRUARY 29, 2000
(in thousands)

                                                                                                                    LIBERATE AND
                                                                                                                    SOURCESUITE
                                                                                                 PRO FORMA           PRO FORMA
                                                          LIBERATE         SOURCESUITE         ADJUSTMENTS            COMBINED
                                                        -----------        -----------         -----------          ------------
CURRENT ASSETS
   Cash and cash equivalents                            $  332,735          $  8,784           $(8,832) (a)           $332,687
   Short-term investments                                   94,474                 -                                    94,474
   Accounts receivable, net                                  1,583                71                                     1,654
   Accounts receivable, SourceSuite                              -                46                                        46
   Receivable from affiliate                                 1,044                 -                                     1,044
   Prepaid warrants                                          1,032                 -                                     1,032
   Prepaid expenses and other current assets                 3,964                95                                     4,059
                                                        -----------         --------                                 ---------
       Total current assets                                434,832             8,996                                   434,996
PROPERTY AND EQUIPMENT, net                                  9,694               421                                    10,115
OTHER ASSETS
   Advanced royalties                                          541                 -                                       541
   Purchased intangibles, net                                3,042            13,361           178,595  (a,b,c,d)      194,998
   Restricted cash                                           8,788                 -                                     8,788
   Long-term warrants                                       93,192                 -                                    93,192
   Other                                                        77                 -                                        77
                                                        -----------         --------                                 ---------
       Total assets                                     $  550,166          $ 22,778                                  $742,707
                                                        ==========          ========                                 =========

CURRENT LIABILITIES
   Note payable to SourceMedia Inc                      $        -          $      -                                   $     -
   Short-term portion of capital leases                        379                15                                       394
   Accounts payable                                          2,920                 -                                     2,920
   Accrued payroll and related expenses                      2,714                 -                                     2,714
   Accrued liabilities                                      12,615               133             3,738  (b,d)           16,486
   Deferred taxes                                                -             1,793                                     1,793
   Deferred revenues                                        47,802                 -                                    47,802
                                                        -----------         --------                                 ---------
       Total current liabilities                            66,430             1,941                                    72,109

LONG-TERM DEBT                                                                                                               -
   Long-term portion of capital leases                         690                 -                                       690
   Long-term debt                                                -                 -                                         -
                                                        -----------         --------                                 ---------
       Total liabilities                                    67,120             1,941                                    72,799
                                                        -----------         --------                                 ---------
STOCKHOLDERS' EQUITY
   Preferred stock                                               -                 -                                         -
   Common stock                                                882                 -                17  (a)                899
   Contributed and paid-in-capital                         610,009                 -           190,528  (a)            800,537
   Deferred stock compensation                              (6,231)                -                                    (6,231)
   Warrants                                                 71,857                 -                                    71,857
   Stockholder notes receivable                                (8)                 -                                        (8)
   Accumulated other comprehensive income                       16                 -                                        16
   Accumulated deficit                                    (193,479)           20,837           (24,520) (a,c)         (197,162)
                                                        -----------         --------                                 ---------
       Total stockholders' equity                          483,046            20,837                                   669,908
                                                        -----------         --------                                 ---------
       Total liabilities and stockholders' equity       $  550,166          $ 22,778                                 $ 742,707
                                                        ==========          ========                                 =========

                                                                                                           TOTAL
                                                                               PRO FORMA                 PRO FORMA
                                                           MORECOM            ADJUSTMENTS                 COMBINED
                                                          ---------           -----------                ---------
CURRENT ASSETS
   Cash and cash equivalents                              $   6,850                                      $  339,537
   Short-term investments                                         -                                          94,474
   Accounts receivable, net                                     100                                           1,754
   Accounts receivable, SourceSuite                               -                                              46
   Receivable from affiliate                                      -                                           1,044
   Prepaid warrants                                               -                                           1,032
   Prepaid expenses and other current assets                     12                                           4,071
                                                          ---------                                      ----------
       Total current assets                                   6,962                                         441,958
PROPERTY AND EQUIPMENT, net                                     370                                          10,485
OTHER ASSETS
   Advanced royalties                                             -                                             541
   Purchased intangibles, net                                     -           515,189  (e,f,g,h)            710,187
   Restricted cash                                                -                                           8,788
   Long-term warrants                                             -                                          93,192
   Other                                                         17                                              94
                                                          ---------                                      ----------
       Total assets                                       $   7,349                                      $1,265,245
                                                          =========                                      ==========
CURRENT LIABILITIES
   Note payable to SourceMedia Inc                        $       -                                       $       -
   Short-term portion of capital leases                           -                                             394
   Accounts payable                                             126                                           3,046
   Accrued payroll and related expenses                           -                                           2,714
   Accrued liabilities                                          302            11,380  (g)                   28,168
   Deferred taxes                                                 -                                           1,793
   Deferred revenues                                              -                                          47,802
                                                          ---------                                      ----------
       Total current liabilities                                428                                          83,917
LONG-TERM DEBT
   Long-term portion of capital leases                            -                                             690
   Long-term debt                                               150                                             150
                                                          ---------                                      ----------
       Total liabilities                                        578                                          84,757
                                                          ---------                                      ----------
STOCKHOLDERS' EQUITY
   Preferred stock                                               13               (13) (e)                        -
   Common stock                                                  10                70  (e)                      979
   Contributed and paid-in-capital                           13,688           519,235  (e,h)              1,333,460
   Deferred stock compensation                                  (15)               15  (e)                   (6,231)
   Warrants                                                       -                                          71,857
   Stockholder notes receivable                                   -                                             (8)
   Accumulated other comprehensive income                         -                                             16
   Accumulated deficit                                       (6,925)          (15,498) (e,f,k)            (219,585)
                                                          ---------                                     ----------
       Total stockholders' equity                             6,771                                      1,180,488
                                                          ---------                                     ----------
       Total liabilities and stockholders' equity         $   7,349                                     $1,265,245
                                                          =========                                     ==========


(a) Reflects the acquisition of substantially all of the assets and assumption of substantially all of the liabilities of Virtual Modem for total consideration of cash of approximately $12.6 million and the issuance of 1,772,000 shares of Liberate Common Stock at an assumed price of $215.06 per share. The excess of the purchase price over the net book value of the assets acquired is approximately $194.1 million.
(b) Reflects transaction costs of the Virtual Modem Merger of $2.8 million.
(c) Reflects the write-off of in-process research and development of $2.0 million as it had not reached technological feasibility and had no probable alternative future use.
(d) Reflects the liability associated with the Preferred Services agreement between Liberate and Source Media, Inc. in the amount of approximately $0.9 million.
(e) Reflects the acquisition of MoreCom; the excess of purchase price over net book value of assets acquired is approximately $520.1 million.
(f) Reflects the write-off of in-process research and development of $22.4 million as it not reached technological feasibility and had no probable alternative future use.
(g) Reflects estimated transaction costs for the MoreCom merger of $11.3 million.
(h) Reflects the assumption of MoreCom stock options assumed by Liberate.

                                                                EXHIBIT 99.2 (4)

                        LIBERATE TECHNOLOGIES AND MORECOM
                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

         The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However the Company believes that the disclosures are adequate to make the information presented not misleading.


Note 2.  Purchase Price Allocation

         In accordance with Accounting Principles Board Opinion No. 16, the MoreCom Merger will be accounted for as a purchase of all of the assets and liabilities of MoreCom by Liberate. The purchase price will be allocated based upon the fair value of the assets acquired and liabilities assumed, which approximates book value. The following table summarizes the components of the total purchase price and the estimated allocation. (in thousands, except share amount):


         Fair value of Liberate common stock (8,030,059 shares)                   $504,173
         Assumed options                                                            28,830
         Transaction costs                                                          11,380
                                                                                ----------
                  Estimated total purchase price                                   544,383
                                                                                ----------
         Assets acquired and liabilities assumed:
                  Cash                                                               1,500
                  Deposits and other                                                    17
                  Property and equipment                                               825
                  Accrued liabilities                                                 (550)
                                                                                 -----------
                                                                                     1,792
                                                                                 -----------
         Estimated acquired intangibles                                           $542,591
                                                                                 ===========

                                                                               5